EXHIBIT 99.2

CERTIFICATIONOF CHIEF EXECUTIVE OFFICER

I, Balu Balakrishnan, Chief Executive Officer of Power Integrations, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 21, 2003	By:	/s/ BALU BALAKRISHNAN
Balu Balakrishnan
Chief Executive Officer